FIRST AMENDMENT
                                ---------------

                    FIRST AMENDMENT (this "Amendment"), dated as of December 19, 1997, among OMNIQUIP INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Banks"), FIRST UNION NATIONAL BANK, as Administrative Agent (the "Agent"), and each of the lenders listed on Schedule A hereto (the "New Banks"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                    WHEREAS, the Borrower, the Existing Banks and the Agent are parties to a Credit Agreement, dated as of November 17, 1997 (the "Credit Agreement"); and

                    WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                    NOW, THEREFORE, it is agreed:

                    1. Each of the Existing Banks severally and not jointly hereby sells and assigns to each of the New Banks without recourse and without representation or warranty (other than as expressly provided herein), and each New Bank hereby purchases and assumes from each of the Existing Banks, that interest in and to each of such Existing Bank's rights and obligations in respect of those Facilities set forth on Schedule B hereto under the Credit Agreement as of the date hereof which in the aggregate represents such New Bank's pro rata share (for each such New Bank, its "Pro Rata Share") in such Facilities as set forth on such Schedule B (calculated after giving effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement in respect of the Facilities that are being sold and assigned to each New Bank pursuant to this Amendment, including, without limitation, in the case of any assignment of the outstanding Term Loans and/or portion of the Total Revolving Loan Commitment, all rights and obligations with respect to such New Bank's Pro Rata Share of such outstanding Term Loans and/or portion of the Total Revolving Loan Commitment, respectively. After giving effect to this Amendment, each Bank's outstanding Term Loans and Revolving Loan Commitment will be as set forth on Schedule C hereto.

                    2. In accordance with the requirements of Section 13.04(b) of the Credit Agreement, on the First Amendment Effective Date (as defined below), (i) the Credit Agreement shall be amended by deleting Schedule I thereto in its entirety and by inserting in lieu thereof a new Schedule I in the form of Schedule C hereto and (ii) the Borrower agrees that it will issue an appropriate A Term Note, B Term Note and Revolving Note to each Bank in conformity with the requirements of Section 1.05 of the Credit Agreement.

                    3. On and after the First Amendment Effective Date, Schedule II to the Credit Agreement shall be amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule II in the form of Schedule D hereto.

                    4. Each Existing Bank (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

                    5. Each New Bank (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iv) appoints and authorizes the Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vi) to the extent legally entitled to do so, agrees to promptly submit the forms described in Section 13.04(b) of the Credit Agreement.

                    6. Each of the Existing Banks, the New Banks and the Agent hereby agree that all amounts accrued with respect to the Term Loans, Outstanding Revolving Loans and the Total Revolving Loan Commitment prior to the delivery by such New Bank of the amount referred to in clause (ii) of Section 11 of this Amendment shall be for the account of the Existing Banks, respectively, and that all such amounts accrued on and after the delivery of such amounts referred to in clause (ii) of such Section 11 shall be for the account of such New Bank based upon its relevant Pro Rata Share.

                    7. In accordance with Section 13.04(b) of the Credit Agreement, on and as of the date upon which each of the New Banks delivers the amounts referred to in clause (ii) of Section 11 of this Amendment, each New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the other Credit Documents and, notwithstanding


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

anything to the contrary in Section 8.13 of the Credit Agreement, the Administrative Agent shall record the transfers contemplated hereby in the Register.

                    8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                    9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                    10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                    11. Subject to Section 12 of this Amendment, this Amendment shall become effective on the date (the "First Amendment Effective Date") when
(i) the Borrower, the Agent, each Existing Bank and each New Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office and (ii) each New Bank shall have delivered to the Agent, for the accounts of the Existing Banks, respectively, an amount equal to such New Bank's relevant Pro Rata Share of the outstanding Term Loans and Revolving Loans being assigned to such New Bank.

                    12. Notwithstanding Section 11 of this Amendment, if for any reason any New Bank shall not have (i) signed a counterpart hereof and delivered the same to the Agent at its Notice Office and (ii) delivered to the Agent an amount equal to such New Bank's relevant Pro Rata Share of the outstanding Term Loans and Revolving Loans being assigned to such New Bank, in each case on or prior to December 19, 1997, then, if each Existing Bank agrees, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedule C shall be modified to delete any such New Bank and such New Bank's relevant Pro Rata Share shall be reallocated among the Existing Banks in such manner as the Existing Banks shall agree and (y) the signature pages of this Amendment shall be deemed revised to delete such New Bank's name therefrom.

                    13. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                     * * *

                    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                     OMNIQUIP INTERNATIONAL, INC.


                                     By /s/ Philip G. Franklin
                                       ------------------------------
                                       Title: Vice President and CFO


                                     FIRST UNION NATIONAL BANK
                                       Individually, and as Agent


                                     By /s/ George L. Woolsey
                                       ------------------------------
                                       Title:  Vice President


                                     MORGAN STANLEY SENIOR FUNDING, INC.


                                     By /s/ Mike Hart
                                       ------------------------------
                                       Title:  Principal

                                     NEW BANKS:


                                     BANK OF SCOTLAND


                                     By /s/ Joseph Fratus
                                       ------------------------------
                                       Joseph Fratus
                                       Title:  Asst. Vice President


                                     CREDIT AGRICOLE INDOSUEZ


                                     By /s/ Katherine L. Abbott
                                       ------------------------------
                                       Katherine L. Abbott
                                       Title:  First Vice President


                                     By /s/ W. Leroy Startz
                                       ------------------------------
                                       W. Leroy Startz
                                       Title:  First Vice President



                                     FIRST BANK


                                     By /s/ Ted Kraizer
                                        ------------------------------
                                        Title:  Vice President


                                     THE FIRST NATIONAL BANK OF
                                       CHICAGO


                                     By /s/ Jerry Kane
                                       ------------------------------
                                       Title: SVP


                                     FIRSTAR BANK MILWAUKEE, N.A.


                                     By /s/ Jeff Janza
                                       ------------------------------
                                       Title: Commercial Banking Officer and
                                              Relationship Manager


                                     FLEET CAPITAL CORPORATION


                                     By /s/ Sandra Evans
                                       ------------------------------
                                       Title:  Vice President

                                     THE FUJI BANK, LIMITED


                                     By /s/ Peter L. Chinnici
                                       ------------------------------
                                       Peter L. Chinnici
                                       Title:  Joint General Manager


                                     HARRIS TRUST AND SAVINGS BANK


                                     By /s/ signature
                                       ------------------------------
                                       Title: Vice President


                                     M&I MARSHALL AND ILSLEY BANK


                                     By /s/ Kathleen T. Coleman
                                       ------------------------------
                                       Title:  Vice President


                                     THE MITSUBISHI TRUST AND
                                      BANKING CORPORATION


                                     By  /s/ Nobuo Tominaga
                                       ------------------------------
                                       Mr. Nobuo Tominaga
                                       Title:  Chief Manager


                                     NATIONAL CITY BANK


                                     By /s/ Barry C. Robinson
                                       ------------------------------
                                       Title:  Vice President


                                     WACHOVIA BANK, N.A.


                                     By /s/ Todd J. Eagle
                                       ------------------------------
                                       Title:  Vice President



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